TARGET ASSET ALLOCATION FUNDS

Target Moderate Allocation Fund

Supplement dated March 28, 2013 to the

Prospectus, Summary Prospectus and Statement of Additional Information,

each dated September 28, 2012, as Supplemented to Date

This supplement sets forth changes to the Prospectus, Summary Prospectus and Statement of Additional Information dated September 28, 2012 (the Prospectus), as supplemented to date, of the Target Moderate Allocation Fund, a series of Target Asset Allocation Funds (the Fund). The following should be read in conjunction with the Prospectus and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus.

At a special meeting of shareholders of the Fund held on March 25, 2013, the shareholders of the Fund approved appointment of Quantitative Management Associates LLC (“QMA”) as the Fund’s sole sub-adviser. The appointment is part of an overall re-positioning of the Target Moderate Allocation Fund, a multi-managed mutual fund currently sub-advised by multiple non-proprietary sub-advisors, as an equity fund to be renamed “Prudential Defensive Equity Fund” for which QMA will be the sole sub-adviser (the “Sub-Adviser”). The re-positioning includes investment policy changes, including a change in investment objective, which are changes in non-fundamental investment policies. Implementation of the changes is expected to occur on or about May 8, 2013.

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